                                                                  EXHIBIT 10.1.1

                                 REVOLVING NOTE
                                                              RENEWAL

  300,000.00          St Petersburg        FL            04/01/96
-------------        ------------------------------  ---------------------------
                           (City)       (State)               (Date)

For value received, the undersigned (whether one or more, hereinafter called the "Obligors") promise(s) to pay to the order of SouthTrust Bank of Florida, National Association (hereinafter called the "Bank" or, together with any other Holder of this note, ("Holder"), at any office of the Bank in St Petersburg, FL, or at such other place as the Holder may designate, the sum of THREE HUNDRED THOUSAND AND NO/100 Dollars, [ILLEGIBLE] with interest thereon at the rate and on the date(s) provided below from the date of this note until maturity, and with interest on the aggregate unpaid principal and accrued interest after maturity at the rate which is 2 percent per annum in excess of the rate stated below or the maximum rate allowed by law, whichever is less, from maturity until said aggregate indebtedness is paid in full.

VARIABLE RATE

Interest will accrue on the above-stated principal sum at the rate per annum which is .750 percentage points in excess of the Base Rate. As used in this note, the "Base Rate" means the rate of interest designated by the Bank periodically as its Base Rate. The Base Rate is not necessarily the lowest rate charged by the Bank. The Base Rate on the date of this note is 8.250 percent. The rate of interest payable under this note will change to reflect any change in the Base Rate:

[ILLEGIBLE] on any day the Base Rate changes.
|_| on the _____ day of each month thereafter.
[ILLEGIBLE] on the day each payment of interest is due as provided below.
|_|______________________________________________________________

Obligors may prepay this note in full at any time without penalty.

[ILLEGIBLE] FIXED RATE Interest will accrue on the above-stated principal sum at the rate of _______________ percent per annum from the date of this note until maturity [ILLEGIBLE] above-stated principal sum shall be paid in full:

[ILLEGIBLE] on _______________________ |X| on demand. |_| on demand, but if no demand is made, then on _______________________.

[ILLEGIBLE] interest on the unpaid balance of the principal sum shall be paid:
[ILLEGIBLE] monthly on the 1ST day of each month beginning MAY 1, 1996, and at maturity, quarterly beginning on ____________, on the same day every three months thereafter, and at maturity. [ILLEGIBLE] the earlier of maturity of this note, or the occurrence of any event giving Bank the right to accelerate maturity of this note as provided below, or written or oral notice to any [ILLEGIBLE] or of Bank's election to terminate the line of credit (which notice Bank may give at its discretion), the undersigned may borrow hereunder, prepay the principal sum in whole or in part without penalty, and reborrow hereunder, so long as the aggregate unpaid principal balance of such borrowings does not exceed the principal amount of this note at any [ILLEGIBLE]

Bank may require that borrowings be made only upon at least one banking day's written notice to Bank. For the privilege of having such credit available, the undersigned agrees to pay Bank a commitment fee of n/a percent per annum on the unused portion of the principal sum of this note, such fee to be [ILLEGIBLE] and payable as follows:_____________________________________________________________
________________________________________________________________________________

[ILLEGIBLE] the principal sum will be calculated at the rate set forth above on the basis of a |X| 360 |_| 365 day year and the actual number of days elapsed by multiplying the principal sum by the per annum rate set forth above, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by |X} 360 |_| 365.

[ILLEGIBLE] FEE (this provision applicable only if completed): A loan fee in the amount of $1,500.00 has been |_| advanced to Obligors as a loan under this note [ILLEGIBLE] paid to the Bank |X| paid to the Bank by cash or check at closing. The loan fee is earned by the Bank when paid and is not subject to refund except to the extent required by [ILLEGIBLE].

[ILLEGIBLE] CHARGE: If a payment of the principal sum is late 10 days or more, in addition to interest after maturity as provided above, Obligors promise to pay a late charge equal to one half of one percent (1/2%) of the amount of the payment which is late, subject to a minimum late charge of $.50 and a maximum late charge of $250.00.

[ILLEGIBLE] note is secured by every security agreement, pledge, assignment, stock power and/or mortgage covering personal or real property (all of which are hereinafter included in [ILLEGIBLE] "Separate Agreements") which secures an obligation so defined as to include this note, including without limitation all such Separate Agreements which are of even date [ILLEGIBLE] and delivered to the Bank and/or described in the space below. In addition, as security for the payment of any and all liabilities and obligations of the Obligors to the [ILLEGIBLE] including the indebtedness evidenced by this note and all extensions, renewals, and substitutions thereof) and all claims of every nature of the Holder against the Obligors, past, present or future, and whether joint, several, absolute, contingent, matured, unmatured, liquidated, unliquidated, direct or indirect (all of the foregoing are hereinafter [ILLEGIBLE] in the term "Obligations") the Obligors hereby grant to the Holder a security interest in and security title to the property described below: (Describe Separate Agreements [ILLEGIBLE] collateral)

As further described in Security Agreement dated 08/16/95

Cross-Collaterialized and Cross-Defaulted with Loan #9520773-00002

[ILLEGIBLE] this note is payable on demand, or on demand but not later than a stated date, all of the Obligations shall be due and payable in full upon demand by Holder, whether or not [ILLEGIBLE] default described below has occurred and whether or not the Holder reasonably deems itself to be insure. If this note has no provision for payment on demand, the following [ILLEGIBLE] apply: If default occurs in the payment of any of the Obligations when due or with respect to any condition or agreement contained in this note; or if for any reason whatever [ILLEGIBLE] collateral shall cease to be satisfactory to the Holder; or in the event of death (if an individual) or dissolution (if a partnership or corporation) of, insolvency of, general [ILLEGIBLE] by, filing of petition under any chapter of the Federal Bankruptcy Code by or against, filing of application in any court for receiver for, judgment against, issuance of a [ILLEGIBLE] execution, attachment or garnishment against, or against any of the property of, any Obligor or any indorser or guarantor of this note; or if there occurs any default or event authorizing acceleration as contained in any Separate Agreement; or if at any time in the sole opinion of the Holder the financial responsiblity of any Obligor or any Indorser or [ILLEGIBLE] of this note shall become impaired; then, if any of the foregoing occur, all unpaid amounts of any and all of the Obligations shall, at the option of the Holder and without [ILLEGIBLE] demand, become immediately due and payable, notwithstanding any time or credit allowed under any of the Obligations or under any instrument evidencing the same.

[ILLEGIBLE] respect to any and all Obligations, the Obligors and any indorsers of this note severally waive the following: (1) all rights of exemption of property from levy or sale under [ILLEGIBLE] or other process for the collection of debts under the constitution and laws of the United States or of any state thereof; (2) demand, presentment, protest, notice of [ILLEGIBLE] suit against any party and all other requirements necessary to charge or hold any Obligor liable on any Obligation; (3) any further receipt for or acknowledgment of the [ILLEGIBLE] now or hereafter deposited or statement of indebtedness; (4) all statutory provisions and requirements for the benefit of any Obligor, now or hereafter in force (to the [ILLEGIBLE] that same may be waived); (5) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor shall be [ILLEGIBLE] parties. The Obligors severally agree that any Obligations of any Obligor may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Holder, and any Collateral, lien and/or right of set-off securing any Obligation may, from time to time, in whole or in part, be [ILLEGIBLE], sold, or released, all without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liability of any Obligor. Obligors jointly and severally agree to pay all filing fees and taxes in connection with this note or the Collateral and all costs of collecting or securing or attempting to collect or [ILLEGIBLE] any Obligations, including a reasonable attorney's fee if an attorney, not a salaried employee of the Holder, is consulted with reference to suit or otherwise.

[ILLEGIBLE] Obligors shall be jointly and severally liable for all indebtedness represented by this note and have subscribed their names hereto without condition that anyone else should [ILLEGIBLE] become bound hereon and without any other condition whatever being made. The provisions printed on the back of this page are a part of this note. The provisions of this [ILLEGIBLE] are binding on the heirs, executors, administrators, assigns and successors of each and every Obligor and shall inure to the benefit of the Holder, its successors and assigns. [ILLEGIBLE] is executed under the seal of each of the Obligors and of the indorsers, if any.


                                  Telecommunications Service Center, Inc.
                                  ---------------------------------------(SEAL)

[ILLEGIBLE] 20773-00001           By /s/ Harold Shankland        President
--------------------------           -------------------------------------------
                                         Harold Shankland          Title

 Vicki Spears                     Signature /s/ David Veltman
--------------------------                  ------------------------------(SEAL)
                                                David Veltman, Director

 Corporate                        Signature /s/ Raoul Boielle
--------------------------                  ------------------------------(SEAL)
                                                Raoul Boielle, CEO

          The provisions on the reverse side are a part of this note.

[ILLEGIBLE] SouthTrust Corporation (5/90)

SouthTrust Bank                                                        [LOGO]
West Florida
P.O. Box 15708
St. Petersburg, Florida 33733-5708
(813) 694-1035

August 7, 1997

Mr. David Veltman, Director
Telecommunications Service Center, Inc.
412 East Madison Street
Suite 1215
Tampa, Florida 33602

Re: Line of Credit

Dear Mr. Veltman:

I am pleased to inform you that SouthTrust Bank N.A. has committed to provide the following credit facilities subject to the terms and conditions outlined in this letter.

1. Borrower(s):       Telecommunication Service Center, Inc. and David
                      Veltman

2. Loan Amount:       $300,000.00

3. Use of Proceeds:   Carry accounts receivable and provide
                      short term working capital.

4. Term: On demand; interest only, payable monthly with an annual review of 5/30/98. Thirty day (30) day out of debt period is required in any twelve (12) month period.

5. Interest Rate:     The interest rate will be SouthTrust Base rate plus
                      3/4% floating daily.

6. Commitment Fee:    One half of one percent which equals $1,500.00.

7. Collateral:        Unsecured; cross-collaterized and cross-defaufted with
                      Term note #9520773-02.

8. Guarantors:        Harold L. Shankland, Raoul Boielle each shall jointly and
                      severally guarantee $150,000.00 of the indebtedness of the borrower.


                                 MEMBER F.D.I.C

Mr. David Veltman
Page 2
August 7, 1997

9.  Other Loan Terms
    and Conditions:     Borrower shall provide the following:

                        (i) Quarterly company prepared financial statements to be received within thirty (30) days of the end of the quarter.
                        (ii)  Monthly aging of accounts receivable.
                        (iii) Annual fiscal year-end financial statements
                              by an independent CPA to be received by the Bank no later than one hundred twenty (120) after fiscal year end.
                        (iv) Annual personal financial statements and federal tax return for all borrowers and guarantors.
                        (v) Stockholder loan in the amount of $1,995,000.00 shall be subordinated to SouthTrust Bank during the term of the loans.

10. Fees and Expenses:  Borrower will be responsible for all costs and expenses incurred in connection with the renewal,including but not limited to documentary stamps, recording fees and attorney's fees as required.

11. Adverse Change:     Lender shall not be obligated to renew the loan
                        contemplated herein if the financial condition of the Borrower has substantially and adversely changed from the time the Lender considered the issuance of the commitment.

12. Expiration:         Unless otherwise extend in writing by the Lender, this
                        commitment shall be deemed null and void if not accepted by August 15, 1997.

SouthTrust Bank, N.A. is very pleased to provide this commitment to you. The terms and condition of this loan are not limited to those above. Those matters not covered above will be incorporated in the final closing documents. The terms of this commitment shall survive the closing of the transactions described herein.

Mr. David Veltman
Page 3
August 7, 1997

If this commitment is acceptable, please acknowledge by executing and returning this letter with the commitment fee in the amount of $1,500.00 no later than August 15, 1997.


Sincerely,


/s/ Vicki A. Spears

Vicki A. Spears
Senior Vice President
SOUTHTRUST BANK, N.A.

SouthTrust Bank                                                        [LOGO]
of West Florida

P.O. Box 15708
St. Petersburg, Florida 33733-5708
(813) 694-1035

May 1, 1996

Mr. David Veltman, Director
Telecommunication Service Center, Inc.
412 East Madison Street
Suite 1215
Tampa, Florida 33602

Re: Loan Commitment

Dear Mr. Veltman:

I am pleased to inform you that SouthTrust Bank of Florida, N.A. has committed to provide the following credit facilities subject to the terms and conditions outlined in this letter.

1.  Borrower(s):  (a)          Telecommunication Service Center, Inc.
                  (b)          Telecommunication Service Center, Inc. and
                               David Veltman

2.  Loan Amount(s):            (a)  $300,000.00
                               (b)  $400,000.00

3.  Use of Proceeds:           Carry accounts receivable and permanent working
                               capital

4.  Term:                      (a)  On demand; interest only, payable monthly
                                    with an annual review of 4/30/97. Thirty day
                                    (30) day out of debt period is required in any twelve (12) month period.
                               (b)  Five years, sixty monthly principal and
                                    interest payments of approximately
                                    $8,254.89.

5.  Interest Rate:             (a)  The interest rate will be SouthTrust Base
                                    rate plus 3/4%, floating daily.
                               (b)  The interest rate will be 8.75%, fixed.

6.  Commitment Fee:            (a)  One half of one percent which equals
                                    $1,500.00.
                               (b)  One half of one percent which equals
                                    $2,000.00.


                                 MEMBER F.D.I.C.

Telecommunication Service Centers, Inc.
May 1, 1996
Page 2 of 4

7.  Collateral                 (a)   Blanket line on accounts receivable of
                                     Telecommunications Service Centers, Inc.

                               (b) First security interest in all furniture, fixtures and equipment of
                                     Telecommunications Service Center, Inc.

                               Both loans cross-collateralized and cross-defaulted.

8.  Guarantors:                (a)   David Veltman shall jointly and severally
                                     guarantee the indebtedness of the borrower.

                                     Harold L. Shankland, Raoul Boielle each
                                     shall jointly and severally guarantee
                                     $150,000.00 of the indebtedness of the
                                     borrower.

                               (b) Harold L. Shankland and Raoul Boielle each shall guarantee the indebtedness of the borrower jointly and severally.

9.  Other Loan Terms
    and Conditions:            The following conditions apply to both loan (a)
                               the line of credit and loan (b) the term loan.

                               (I)   Quarterly company prepared financial
                                     statements to be received within thirty
                                     (30) days of the end of the quarter.

                               (ii)  Monthly aging of accounts receivable.

                               (iii) Annual fiscal year end financial statements
                                     reviewed by and independent CPA to be
                                     received by the Bank no later than ninety
                                     (90) days after fiscal year end.

                               (iv) Annual personal financial statements and federal tax returns for all guarantors.

                               (v)   Stockholder loan in the amount of
                                     $673,675.00 shall be subordinated to
                                     SouthTrust Bank during the term of the
                                     loans.

10. Fees and
    Expenses:                  Borrower will be responsible for all costs and
                               expenses incurred in connection with the loans, including but not limited to documentary stamps, recording fees and attorney's fees as required.

Telecommunication Service Centers, Inc.
May 1, 1996
Page 3 of 4

11. Adverse Change:            Lender shall not be obligated to closed the loans
                               contemplated herein if the financial condition of the Borrower has substantially and adversely changed form the which at the time the Lender considered the issuance of the commitment.

12. Expiration:                Unless otherwise extend in writing by the Lender,
                               this commitment shall be deemed null and void if not accepted by May 5, 1996.

SouthTrust Bank of Florida, N.A. is very pleased to provide this commitment to you. The terms and conditions of this loan are not limited to the above terms and conditions. Those matters not covered above will be incorporated in the final closing documents. The terms of this commitment shall survive the closing of the transactions described herein,

If this commitment is acceptable, please acknowledge by executing and returning this letter with the commitment fee in the amount of $3,500.00 no later than May 5, 1996.


Sincerely,
SOUTHTRUST BANK OF FLORIDA, N.A.


/s/ Vicki A. Spears

Vicki A. Spears
Vice President

Telecommunication Service Centers, Inc.
May 1, 1996
Page 4 of 4

                                 ACKNOWLEDGMENT


The foregoing terms and conditions are hereby accepted this 3rd day of May, 1996.


(a) $300,000.00 Revolving Line of Credit


BORROWER


Telecommunication Service Centers, Inc.


By: /s/ [ILLEGIBLE]
    ------------------------------------
    Print Name:
               -------------------------
    As its:
           -----------------------------


GUARANTORS


By: /s/ Harold L. Shankland
    ------------------------------------
        Harold L. Shankland


By: /s/ Raoul Boielle
    ------------------------------------
        Raoul Boielle


By: /s/ David Veltman
    ------------------------------------
        David Veltman


(b) $400,000.00 Term Loan


BORROWER


Telecommunication Service Centers, Inc.


By: /s/ [ILLEGIBLE]
    ------------------------------------
    Print Name:
               -------------------------
    As its:
           -----------------------------


By: /s/ David Veltman
    ------------------------------------
        David Veltman

GUARANTORS


By: /s/ Harold L. Shankland
    ------------------------------------
        Harold L. Shankland


By: /s/ Raoul Boielle
    ------------------------------------
        Raoul Boielle

                  FURTHER ASSURANCE AND COMPLIANCE AGREEMENT

      For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, and the funding of that certain Loan of even date in the amount of $300,000.00 from SOUTHTRUST BANK OF Florida, National Association (herein, "Bank") to the borrower agrees to cooperate, adjust, initial, re-execute and re-deliver any and all closing documents, including but not limited to any notes, mortgages, deeds, affidavits and closing statements if deemed necessary or desirable in the sole discretion of the bank in order to consummate or complete the Loan from the Bank to Borrower or to perfect the Bank's lien or mortgage. It is the intention of the Borrower that all documentation for the Loan shall be an accurate reflection of the Bank's requirements.

      The Borrower agrees and convenants to assure that the Loan and its documentation will conform to the Bank's requirements. The Bank is relying upon this Agreement and the convenants contained herein in closing this transaction and funding the Loan to Borrower.

      Bank shall have the right to bring suit to enforce the obligations incurred in connection with this Agreement, and in the event any suit is brought to enforce this Agreement, the Bank shall be entitled to recover all costs and expenses incurred, including a reasonable attorney fee.

      DATED this 1ST day of APRIL, 1996


WITNESSES:                             "BORROWER(S)":
                                         Telecommunications Service Center, Inc.


--------------------------------

/s/ [ILLEGIBLE]                        /s/ Harold L. Shankland
--------------------------------       ------------------------------------
                                           Harold L. Shankland, President


/s/ [ILLEGIBLE]                        /s/ David Veltman
--------------------------------       ------------------------------------
                                           David Veltman, Director

--------------------------------

/s/ [ILLEGIBLE]                         /s/ Raoul Boielle
--------------------------------        ------------------------------------
                                            Raoul Boielle, CEO

Loan # 9520773-00O01
      --------------------------